STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is May 1, 2001, revised to October 31, 2001.


         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
              T. Rowe Price Blue Chip Growth Fund-Advisor Class
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
              T. Rowe Price Equity Income Fund-Advisor Class
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
              T. Rowe Price Equity Index 500 Fund
              T. Rowe Price Extended Equity Market Index Fund
              T. Rowe Price Total Equity Market Index Fund
         T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
              T. Rowe Price Mid-Cap Growth Fund-Advisor Class
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE REAL ESTATE FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
              T. Rowe Price Science & Technology Fund-Advisor Class
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
              T. Rowe Price Small-Cap Stock Fund-Advisor Class
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
              T. Rowe Price Small-Cap Value Fund-Advisor Class
         T. ROWE PRICE VALUE FUND, INC.
              T. Rowe Price Value Fund-Advisor Class
                                       and
         INSTITUTIONAL EQUITY FUNDS, INC.

              Institutional Large-Cap Growth Fund

              Institutional Large-Cap Value Fund
              Institutional Small-Cap Stock Fund
              Institutional Mid-Cap Equity Growth Fund
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   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660

   C20-043 10/31/01

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated May 1, 2001 (or October 31, 2001, for the Institutional Large-Cap Growth Fund), which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's (other than Institutional Large-Cap Growth Fund) financial statements for the year ended December 31, 2000, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information. Each fund's (other than the Institutional Large-Cap Growth Fund's) unaudited Semiannual report for the six months ended June 30, 2001, are also incorporated by reference into the Statement of Additional Information.


   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                              TABLE OF CONTENTS
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Capital Stock                   76       Legal Counsel                       77
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Code of Ethics                  63       Management of the Funds             29
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Custodian                       62       Net Asset Value Per Share           70
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Distributor for the Funds       61       Organization of the Funds           76
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Dividends and Distributions     70       Portfolio Management Practices      14
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Federal Registration of         77       Portfolio Transactions              63
Shares
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Independent Accountants         78       Pricing of Securities               69
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Investment Management           54       Principal Holders of                53
Services                                 Securities
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Investment Objectives and        2       Ratings of Corporate Debt           82
Policies                                 Securities
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Investment Performance          72       Risk Factors                         3
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Investment Program               6       Services by Outside Parties         60
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Investment Restrictions         27       Tax Status                          70
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 INVESTMENT OBJECTIVES AND POLICIES
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   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")

                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
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   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   Because of its investment policy, the fund may or may not be suitable or appropriate for all investors. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the fund's assets will be subject to all of the risks of investing in the stock market. There is risk in every investment. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   Foreign Securities (All Funds other than Equity Index 500, Extended Equity Market, and Total Equity Market Funds)
   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the fund will invest.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which cause significant risks and uncertainties to investment in Eastern Europe and Russia.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.



 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments

   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in hybrid instruments will account for more than 10% of the fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

   Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


                                 Debt Securities


   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Global Technology, Growth & Income, Health Sciences, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Small-Cap Stock, Media & Telecommunications, Mid-Cap Value, New Era, Real Estate, Small-Cap Stock, Small-Cap Value, and Value Funds


   Debt Obligations Although a majority of the fund's assets are invested in common stocks, the fund may invest in convertible securities, corporate and government debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. The fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

   Fixed income securities in which the fund may invest include, but are not limited to, those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.


                           Mortgage-Related Securities

   Balanced Fund

   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multi-class Pass-Through Securities Unlike
   Collateralized Mortgage Obligations (CMOs), U.S. Government Agency Multi-class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi--

   Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors/Trustees. The fund's Board of Directors/Trustees has delegated to
   T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


                            Real Estate and REIT Risk

   Primarily Real Estate Fund (but also any other fund investing in REITs) Investors in the fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Real Estate Investment Trusts ("REITs") may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

   Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the fund invests to decline.

   Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the fund.

   Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the fund invests in REITs, a shareholder will bear his proportionate share of fund expenses and, indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both equity and mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation-T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund in the portfolio of investments. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the latest bid and asked prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of the latest bid and asked prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.

   The only option activity the funds currently may engage in is the purchase of S&P 500 call options for the Equity Index 500 Fund, or the purchases of call options on any indices that may be consistent with the investment programs for the Extended Equity Market Index and Total Equity Market Index Funds. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the funds reserve the right to engage in other options activity.

   All Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The New Era Fund may also enter into futures contracts on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds may only enter into stock index futures which are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session.

   Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements.

   Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All Funds except Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund's prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund's prospectus; (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund's prospectus.

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   For Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, Media & Telecommunications, Mid-Cap Value, Real Estate, and Value
   Funds:

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                       Independent Directors/Trustees/(a)/

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President, Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: EuroCapital Advisors, LLC, Southern Isle-14, 3001 SE Island Point Lane, Stuart, Florida 34996

   DAVID K. FAGIN, 4/9/38, Director, Western Exploration and Development, Ltd. (7/97 to present); Director, Dayton Mining Corporation (6/98 to present); Chairman and President, Nye Corporation (6/88 to present); Director, Nescor Corporation (6/94 to present); Director of Canyon Resources, Corp.; formerly:
   Chairman    (5/92 to 12/97) and Chief Executive Officer (5/92 to 5/96) of
   Golden Star Resources Ltd.; formerly: President, Chief Operating Officer, and Director, Homestake Mining Company (5/86 to 7/91); Address: 33 Glenmoor Drive, Englewood, Colorado 80110-7115

   HANNE M. MERRIMAN, 11/16/41, Retail Business Consultant; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAirways Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                                    Officers

   HENRY H. HOPKINS, 12/23/42, Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price International and T. Rowe Price Retirement Plan Services, Inc.

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   Balanced Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director and Vice President-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   WENDY R. DIFFENBAUGH, 10/2/53, Vice President-Assistant Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   NATHANIEL S. LEVY, 07/13/62, Vice President-Vice President, T. Rowe Price

   RAYMOND A. MILLS, PHD, 12/3/60, Vice President-Assistant Vice President, T. Rowe Price; formerly Principal Systems Engineer at TASC, Inc.

   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARK J. VASELKIV, 7/22/58, Vice President-Managing Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

   Blue Chip Growth Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   LARRY J. PUGLIA, 8/25/60, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   DONALD J. EASLEY, 11/28/71, Vice President-Investment Analyst in the Equity Research Division; T. Rowe Price; Credit Analyst with The Bank of New York

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHRISTOPHER R. LEONARD, 1/11/73, Vice President-Employee, T. Rowe Price; formerly Research Associate with Morgan Stanley Dean Witter

   ROBERT W. SHARPS, 6/10/71, Vice President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant at KPMG Peat Marwick; Chartered Financial Analyst

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   Capital Appreciation Fund

  * JAMES A.C. KENNEDY, 8/17/53, Trustee-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Trustee and Vice President-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, President-Vice President, T. Rowe Price; Chartered Financial Analyst

   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHARLES A. MORRIS, 1/3/63, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   CHARLES M. OBER, 4/20/50, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price

   Capital Opportunity Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc.,

   T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   Developing Technologies Fund

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   MICHAEL F. SOLA, 7/21/69, Executive Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/Programmer at SRA Corporation; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   TERRAL M. JORDAN, 8/13/45, Vice President-Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   MARK R. SCHLARBAUM, 12/23/69, Vice President-Vice President, T. Rowe Price

   JUSTIN THOMSON, 1/14/68, Vice President-Vice President, T. Rowe Price International; (1998 to present) Small Cap Co-Ordinator, T. Rowe Price International; formerly (1991-1998) Portfolio Manager; G. T. Capital/ Invesco; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   Diversified Small-Cap Growth Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   PAUL J. WOJCIK, 11/28/70, Executive Vice President-Assistant Vice President,
   T. Rowe Price; formerly Senior Programmer/Analyst at Fidelity Investments; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   DONALD J. PETERS, 7/3/59, Vice President-Vice President, T. Rowe Price

   Dividend Growth Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   THOMAS J. HUBER, 9/23/66, President-Vice President, T. Rowe Price; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   DONALD J. EASLEY, 11/28/71, Vice President-Investment Analyst in the Equity Research Division; T. Rowe Price; Credit Analyst with The Bank of New York

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   DAVID M. LEE, 11/13/62, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   DONALD J. PETERS, 7/3/59, Vice President-Vice President, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price

   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation

   Equity Income Fund

  * JAMES A.C. KENNEDY, 8/17/53, Trustee-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Trustee-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ANDREW M. BROOKS, 2/16/56, Vice President-Vice President, T. Rowe Price

   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   Financial Services Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ABIGAIL J. FULTON, 12/19/69, Vice President-Financial Services Analyst, T. Rowe Price; Analyzed international financial services companies at Montgomery Asset Management, Deutsche Bank and Merrill Lynch International

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   SUSAN J. KLEIN, 4/18/50, Vice President-Employee, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   ROBERT W. SHARPS, 6/10/71, Vice President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   J. DAVID WAGNER, 2/25/74, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Associate Analyst with National Economic Research Associates, Inc.

   Global Technology Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   ARCHANA BASI, 3/11/73, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst with Andersen Consulting

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   THOMAS O. MURTHA, 7/29/53, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price International

   D. JAMES PREY III, 11/26/59, Vice President-Vice President, T. Rowe Price

   Growth & Income Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ROBERT W. SHARPS, 6/10/71, President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant with KPMG Peat Marwick; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   BRUCE E. EMERY, 3/27/72, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Senior Financial Analyst for LaSalle Partners, Inc.; Portfolio Administrator, Brinson Partners, Inc.

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   KAREN M. REGAN, 4/16/67, Vice President-Equity Trading Assistant, T. Rowe
   Price

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   R. CANDLER YOUNG, 9/28/71, Vice President-Employee, T. Rowe Price; formerly Equity Research Analyst at Donaldson, Lufkin & Jenrette

   Growth Stock Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ROBERT W. SMITH, 4/11/61, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   JOHN R. FORD, 11/25/57, Vice President-Director, T. Rowe Price International; Chartered Financial Analyst; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHARLES A. MORRIS, 1/3/63, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   THOMAS O. MURTHA, 7/29/53, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price International

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   CAROL G. BARTHA, 1/4/42, Assistant Vice President-Employee, T. Rowe Price

   Health Sciences Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   KRIS H. JENNER, M.D., 2/5/62, President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHRISTOPHER R. LEONARD, 1/11/73, Vice President-Employee, T. Rowe Price; formerly Research Associate with Morgan Stanley Dean Witter

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   DARRELL M. RILEY, 2/18/58, Vice President-Vice President, T. Rowe Price

   MARK R. SCHLARBAUM, 12/23/69, Vice President-Vice President, T. Rowe Price

   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation

   Index Trust

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   E. FREDERICK BAIR, 12/11/69, Vice President-Employee, T. Rowe Price; formerly equity trader at Legg Mason

   WENDY R. DIFFENBAUGH, 10/2/53, Vice President-Assistant Vice President, T. Rowe Price

   ANN M. HOLCOMB, 1/16/72, Vice President-Employee, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   RAYMOND A. MILLS, PHD, 12/3/60, Vice President-Assistant Vice President, T. Rowe Price; formerly Principal Systems Engineer at TASC, Inc.

   MARY C. MUNOZ, 12/2/62, Vice President-Assistant Vice President, T. Rowe
   Price

   Institutional Equity Funds

  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director and President-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Executive Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, Executive Vice President-Managing Director,
   T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Executive Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   PRESTON G. ATHEY, 7/17/49, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   KARA M. CHESEBY, 10/9/63, Vice President-Vice President, T. Rowe Price; formerly Vice President at Legg Mason Wood Walker; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   THOMAS J. HUBER, 9/23/66, Vice President-Vice President, T. Rowe Price; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum; Associate at Bankers Trust

   ROBERT J. MARCOTTE, 3/6/62, Vice President-Vice President, T. Rowe Price

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   ROBERT W. SHARPS, 6/10/71, Vice President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant at KPMG Peat Marwick; Chartered Financial Analyst

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Vice President-Vice President, T. Rowe Price

   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   Media & Telecommunications Fund

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, President-Vice President, T. Rowe Price

   ARCHANA BASI, 3/11/73, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst with Andersen Consulting

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   BRUCE E. EMERY, 3/27/72, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Senior Financial Analyst for LaSalle Partners, Inc.; Portfolio Administrator, Brinson Partners, Inc.

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   D. JAMES PREY III, 11/26/59, Vice President-Vice President, T. Rowe Price

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   DEAN TENERELLI, 12/7/64, Vice President-Vice President, T. Rowe Price International; formerly Director, Equity Telecom Asset Research for Credit Suisse; Partner/Co-Portfolio Manager, Artisan Partners

   DALE E. WEST, 1/21/69, Vice President-Vice President, T. Rowe Price International, formerly Equity Analyst, Dodge & Cox; U.S. Foreign Service Officer

   Mid-Cap Growth Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

   BRIAN W.H. BERGHUIS, 12/12/58, President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Executive Vice President-Vice President, T. Rowe Price

   MARC L. BAYLIN, 11/17/67, Vice President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   ROBERT J. MARCOTTE, 3/6/62, Vice President-Vice President, T. Rowe Price

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst

   R. CANDLER YOUNG, 9/28/71, Vice President-Employee, T. Rowe Price; formerly Equity Research Analyst at Donaldson, Lufkin & Jenrette

   Mid-Cap Value Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   PRESTON G. ATHEY, 7/17/49, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRACE C. BROOKS, 1/10/67, Vice President-Equity Investment Analyst, T. Rowe Price; Equity Analyst, Johnston, Lemon & Co.

   KARA M. CHESEBY, 10/9/63, Vice President-Vice President, T. Rowe Price; formerly Vice President at Legg Mason Wood Walker; Chartered Financial Analyst

   DAVID R. GIROUX, 6/8/75, Vice President-Employee, T. Rowe Price; formerly Commercial Credit Analyst with Hillsdale National Bank

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   J. DAVID WAGNER, 2/25/74, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Associate Analyst with National Economic Research Associates, Inc.

   New America Growth Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Trustee and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Trustee-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   ROBERT J. MARCOTTE, 3/6/62, Vice President-Vice President, T. Rowe Price

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation

   R. CANDLER YOUNG, 9/28/71, Vice President-Employee, T. Rowe Price; formerly Equity Research Analyst at Donaldson, Lufkin & Jenrette

   New Era Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   PHILIP W. RUEDI, 7/2/71, Vice President-Employee, T. Rowe Price; formerly Investment Banking Analyst with John Nuveen and Co.

   MARK R. SCHLARBAUM, 12/23/69, Vice President-Vice President, T. Rowe Price

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst

   J. DAVID WAGNER, 2/25/74, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Associate Analyst with National Economic Research Associates, Inc.

   JOHN F. WAKEMAN, 11/25/62, Vice President-Vice President, T. Rowe Price

   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation

   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President-Assistant Vice President,
   T. Rowe Price

   Real Estate Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   DAVID M. LEE, 11/13/62, President-Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHARLES M. OBER, 4/20/50, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   KAREN M. REGAN, 4/16/67, Vice President-Equity Trading Assistant, T. Rowe
   Price

   BRIAN C. ROGERS, 6/27/55, Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   Science & Technology Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   MICHAEL F. SOLA, 7/21/69, Executive Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/Programmer at SRA Corporation; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   DONALD J. EASLEY, 11/28/71, Vice President-Investment Analyst in the Equity Research Division; T. Rowe Price; Credit Analyst with The Bank of New York

   BRUCE E. EMERY, 3/27/72, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Senior Financial Analyst for LaSalle Partners, Inc.; Portfolio Administrator, Brinson Partners, Inc.

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   TERRAL M. JORDAN, 8/13/45, Vice President-Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   D. JAMES PREY III, 11/26/59, Vice President-Vice President, T. Rowe Price

   Small-Cap Stock Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   PRESTON G. ATHEY, 7/17/49, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   JAMES A.C. KENNEDY, 8/17/53, Vice President-Director and Managing Director,
   T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CURT J. ORGANT, 1/5/68, Vice President-Associate Analyst in the Equity Research Division, T. Rowe Price; formerly Senior Financial Analyst, DAP Products, Inc.

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   Small-Cap Value Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   PRESTON G. ATHEY, 7/17/49, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   SUSAN J. KLEIN, 4/18/50, Vice President-Employee, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   GREGORY A. MCCRICKARD, 10/19/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price

   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President-Assistant Vice President,
   T. Rowe Price

   Value Fund

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ANDREW M. BROOKS, 2/16/56, Vice President-Vice President, T. Rowe Price

   KARA M. CHESEBY, 10/9/63, Vice President-Vice President, T. Rowe Price; formerly Vice President at Legg Mason Wood Walker; Chartered Financial Analyst

   DAVID R. GIROUX, 6/8/75, Vice President-Employee, T. Rowe Price; formerly Commercial Credit Analyst with Hillsdale National Bank

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum

   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors/trustees. Also, any director/trustee of a fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person,                   Aggregate Compensation from                   Total Compensation from Fund and
Position                          Fund(a)                                       Fund Complex Paid to Directors/
--------------------------------  --------------------------------------------  Trustees(b)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                ----------------------------------------------------
Balanced Fund
Donald W. Dick, Jr., Director                                      $1,896                                               $80,000
David K. Fagin, Director                                            1,540                                                65,000
Hanne M. Merriman, Director                                         1,540                                                65,000
Hubert D. Vos, Director                                             1,588                                                67,000
Paul M. Wythes, Director                                            1,943                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund
Donald W. Dick, Jr., Director                                      $3,752                                               $80,000
David K. Fagin, Director                                            3,048                                                65,000
Hanne M. Merriman, Director                                         3,048                                                65,000
Hubert D. Vos, Director                                             3,142                                                67,000
Paul M. Wythes, Director                                            3,846                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
Donald W. Dick, Jr., Director                                      $1,436                                               $80,000
David K. Fagin, Director                                            1,167                                                65,000
Hanne M. Merriman, Director                                         1,167                                                65,000
Hubert D. Vos, Director                                             1,203                                                67,000
Paul M. Wythes, Director                                            1,472                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunity Fund
Donald W. Dick, Jr., Director                                      $1,181                                               $80,000
David K. Fagin, Director                                              960                                                65,000
Hanne M. Merriman, Director                                           960                                                65,000
Hubert D. Vos, Director                                               989                                                67,000
Paul M. Wythes, Director                                            1,211                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Developing Technologies Fund(d)
Donald W. Dick, Jr., Director                                           $1,115                                          $80,000
David K. Fagin, Director                                              906                                                65,000
Hanne M. Merriman, Director                                           906                                                65,000
Hubert D. Vos, Director                                               934                                                67,000
Paul M. Wythes, Director                                            1,143                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Small-Cap Growth Fund
Donald W. Dick, Jr., Director                                      $1,176                                               $80,000
David K. Fagin, Director                                              956                                                65,000
Hanne M. Merriman, Director                                           956                                                65,000
Hubert D. Vos, Director                                               985                                                67,000
Paul M. Wythes, Director                                            1,206                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund
Donald W. Dick, Jr., Director                                      $1,439                                               $80,000
David K. Fagin, Director                                            1,169                                                65,000
Hanne M. Merriman, Director                                         1,169                                                65,000
Hubert D. Vos, Director                                             1,205                                                67,000
Paul M. Wythes, Director                                            1,475                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
Donald W. Dick, Jr., Trustee                                       $4,957                                               $80,000
David K. Fagin, Trustee                                             4,028                                                65,000
Hanne M. Merriman, Trustee                                          4,028                                                65,000
Hubert D. Vos, Director                                             4,152                                                67,000
Paul M. Wythes, Trustee                                             5,081                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Equity Index 500 Fund
Donald W. Dick, Jr., Director                                      $2,859                                               $80,000
David K. Fagin, Director                                            2,323                                                65,000
Hanne M. Merriman, Director                                         2,323                                                65,000
Hubert D. Vos, Director                                             2,395                                                67,000
Paul M. Wythes, Director                                            2,931                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Extended Equity Market Index Fund
Donald W. Dick, Jr., Director                                      $1,173                                               $80,000
David K. Fagin, Director                                              953                                                65,000
Hanne M. Merriman, Director                                           953                                                65,000
Hubert D. Vos, Director                                               983                                                67,000
Paul M. Wythes, Director                                            1,203                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
Donald W. Dick, Jr., Director                                      $1,212                                               $80,000
David K. Fagin, Director                                              985                                                65,000
Hanne M. Merriman, Director                                           985                                                65,000
Hubert D. Vos, Director                                             1,015                                                67,000
Paul M. Wythes, Director                                            1,243                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Global Technology Fund(d)
Donald W. Dick, Jr., Director                                           $1,235                                          $80,000
David K. Fagin, Director                                            1,003                                                65,000
Hanne M. Merriman, Director                                         1,003                                                65,000
Hubert D. Vos, Director                                             1,034                                                67,000
Paul M. Wythes, Director                                            1,265                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund
Donald W. Dick, Jr., Director                                      $2,302                                               $80,000
David K. Fagin, Director                                            1,871                                                65,000
Hanne M. Merriman, Director                                         1,871                                                65,000
Hubert D. Vos, Director                                             1,928                                                67,000
Paul M. Wythes, Director                                            2,360                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund
Donald W. Dick, Jr., Director                                      $3,257                                               $80,000
David K. Fagin, Director                                            2,646                                                65,000
Hanne M. Merriman, Director                                         2,646                                                65,000
Hubert D. Vos, Director                                             2,728                                                67,000
Paul M. Wythes, Director                                            3,338                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund
Donald W. Dick, Jr., Director                                           $1,351                                          $80,000
David K. Fagin, Director                                            1,098                                                65,000
Hanne M. Merriman, Director                                         1,098                                                65,000
Hubert D. Vos, Director                                             1,132                                                67,000
Paul M. Wythes, Director                                            1,385                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Institutional Large-Cap Growth Fund(c)
                                                                            $1
Donald W. Dick, Jr., Director                                               66                                          $18,333
David K. Fagin, Director                                              166                                                18,333
Hanne M. Merriman, Director                                           166                                                18,333
Hubert D. Vos, Director                                               166                                                18,333
Paul M. Wythes, Director                                              166                                                18,333
------------------------------------------------------------------------------------------------------------------------------------
Institutional Large-Cap Value Fund(d)
Donald W. Dick, Jr., Director                                           $1,157                                          $80,000
David K. Fagin, Director                                              940                                                65,000
Hanne M. Merriman, Director                                           940                                                65,000
Hubert D. Vos, Director                                               969                                                67,000
Paul M. Wythes, Director                                            1,186                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Institutional Mid-Cap Equity Growth Fund
Donald W. Dick, Jr., Director                                      $1,254                                               $80,000
David K. Fagin, Director                                            1,019                                                65,000
Hanne M. Merriman, Director                                         1,019                                                65,000
Hubert D. Vos, Director                                             1,051                                                67,000
Paul M. Wythes, Director                                            1,286                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Institutional Small-Cap Stock Fund(d)
Donald W. Dick, Jr., Director                                           $1,181                                          $80,000
David K. Fagin, Director                                              960                                                65,000
Hanne M. Merriman, Director                                           960                                                65,000
Hubert D. Vos, Director                                               989                                                67,000
Paul M. Wythes, Director                                            1,211                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Media & Telecommunications Fund
Donald W. Dick, Jr., Director                                      $1,537                                               $80,000
David K. Fagin, Director                                            1,249                                                65,000
Hanne M. Merriman, Director                                         1,249                                                65,000
Hubert D. Vos, Director                                             1,287                                                67,000
Paul M. Wythes, Director                                            1,576                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
Donald W. Dick, Jr., Director                                      $3,234                                               $80,000
David K. Fagin, Director                                            2,628                                                65,000
Hanne M. Merriman, Director                                         2,628                                                65,000
Hubert D. Vos, Director                                             2,709                                                67,000
Paul M. Wythes, Director                                            3,315                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund
Donald W. Dick, Jr., Director                                      $1,222                                               $80,000
David K. Fagin, Director                                              993                                                65,000
Hanne M. Merriman, Director                                           993                                                65,000
Hubert D. Vos, Director                                             1,024                                                67,000
Paul M. Wythes, Director                                            1,253                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
New America Growth Fund
Donald W. Dick, Jr., Trustee                                       $1,816                                               $80,000
David K. Fagin, Trustee                                             1,475                                                65,000
Hanne M. Merriman, Trustee                                          1,475                                                65,000
Hubert D. Vos, Trustee                                              1,521                                                67,000
Paul M. Wythes, Trustee                                             1,861                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
New Era Fund
Donald W. Dick, Jr., Director                                      $1,536                                               $80,000
David K. Fagin, Director                                            1,248                                                65,000
Hanne M. Merriman, Director                                         1,248                                                65,000
Hubert D. Vos, Director                                             1,286                                                67,000
Paul M. Wythes, Director                                            1,574                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
New Horizons Fund
Donald W. Dick, Jr., Director                                      $3,604                                               $80,000
David K. Fagin, Director                                            2,928                                                65,000
Hanne M. Merriman, Director                                         2,928                                                65,000
Hubert D. Vos, Director                                             3,018                                                67,000
Paul M. Wythes, Director                                            3,694                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund
Donald W. Dick, Jr., Director                                      $1,156                                               $80,000
David K. Fagin, Director                                              939                                                65,000
Hanne M. Merriman, Director                                           939                                                65,000
Hubert D. Vos, Director                                               968                                                67,000
Paul M. Wythes, Director                                            1,185                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund
Donald W. Dick, Jr., Director                                      $5,952                                               $80,000
David K. Fagin, Director                                            4,836                                                65,000
Hanne M. Merriman, Director                                         4,836                                                65,000
Hubert D. Vos, Director                                             4,984                                                67,000
Paul M. Wythes, Director                                            6,100                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Stock Fund
Donald W. Dick, Jr., Director                                      $1,747                                               $80,000
David K. Fagin, Director                                            1,419                                                65,000
Hanne M. Merriman, Director                                         1,419                                                65,000
Hubert D. Vos, Director                                             1,463                                                67,000
Paul M. Wythes, Director                                            1,791                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
Donald W. Dick, Jr., Director                                      $1,595                                               $80,000
David K. Fagin, Director                                            1,296                                                65,000
Hanne M. Merriman, Director                                         1,296                                                65,000
Hubert D. Vos, Director                                             1,336                                                67,000
Paul M. Wythes, Director                                            1,635                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Total Equity Market Index Fund
Donald W. Dick, Jr., Director                                      $1,221                                               $80,000
David K. Fagin, Director                                              992                                                65,000
Hanne M. Merriman, Director                                           992                                                65,000
Hubert D. Vos, Director                                             1,023                                                67,000
Paul M. Wythes, Director                                            1,251                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Value Fund
Donald W. Dick, Jr., Director                                      $1,445                                               $80,000
David K. Fagin, Director                                            1,174                                                65,000
Hanne M. Merriman, Director                                         1,174                                                65,000
Hubert D. Vos, Director                                             1,210                                                67,000
Paul M. Wythes, Director                                            1,481                                                82,000
------------------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2000.

 (b) Amounts in this column are based on compensation received for the calendar year 2000. The T. Rowe Price complex included 95 funds as of December 31, 2000.


 (c) Expenses estimated for the period October 31, 2001 through December 31,
   2001.


 (d) Expenses estimated for the fiscal year ended December 31, 2000.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of March 30, 2001, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of March 30, 2001, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

   Institutional Mid-Cap Equity Growth Fund: Atlantic Trust Company NA, Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Pell Rudman Trust Co. NA, Nominee Acct., Attn.: Mutual Funds, 100 Federal St., 37th Fl., Boston, Massachusetts 02110-1802; Stichting Pensioenfonds, Van de Koninklijke Nedlloyd, P.O. Box 1982, 3000 BZ Rotterdam, The Netherlands; CIBC World Markets Agt. for CIBC, Mellon Trust Co. Tr., Nexfor Master Investment Trust Funds, 161 Bay St., P.O. Box 500, Toronto, Ontario Canada M5J2S8; Band & Co., c/o Firstar Bank, P.O. Box 1787, Milwaukee Wisconsin 53201-1787; Bankers Trust Co., FBO Arch Coal Inc., #191470, P.O. Box 9014, Church Street Station, New York, New York 10008; Wendel & Co. A/C 842494, c/o The Bank of New York, Attn.: Mutual Funds/Reorg. Dept., P.O. Box 1066, Wall Street Station, New York, New York 10286-0001;

   Institutional Small-Cap Stock Fund: Y & R Career Compensation Plan, Attn.:
   David Ottignon, Chase Manhattan Bank, 4 New York Plaza IASD - 2nd Floor, New York, New York 10004-2413; Burlington Resources Inc., 5051 Westheimer Road, Suite 1400, Houston, Texas 77056-5686; Brookline Contributory Ret. Sys., 333 Washington Street, Brooklyn, Massachusetts 02445-6853; Northern Trust Co. Tr., Illinois Tool Works, Pension Trust U/A DTD 1/8/90, Attn.: Robert T. Callahan, 3600 West Lake Avenue, Glenview, Illinois

   60025-1215; Sigler & Co. Cust., Smithsonian Institution, Chas Manhattan Bank, Mark R. Pensec, AVP, 4 New York Plaza, 2nd Floor, New York, New York 10004-2413*; Goucher College Endowment Fund, Mercantile Safe Deposit & Trust, 1021 Dulaney Valley Road, Towson, Maryland 21204-2780;

   * Sigler & Co Cust owns 31.53% of the outstanding shares of the fund. The large number of shares held by this person will allow it to significantly influence the outcome of any matters subject to a shareholder vote.

   New America Growth Fund: Wilmington Trust Co. TR, FBO Continental Airlines Inc., DCP Plan A/C #49277-0, c/o Mutual Funds, P.O. Box 8971, Wilmington, Delaware 19899-8971;

   New Horizons Fund: Allfirst Trust Co. NA Cust. FBO City of New York Deferred Compensation Plan, c/o Great-West Recordkeeper, 8515 E. Orchard Rd., Ste. 2T2, Englewood, Colorado 80111-5037;

   Small-Cap Stock Fund: Norwest Bank Co. NA TR, FBO State of Minn. Def. Comp. Plan, Minn. State Def. Comp. Plan Trust, c/o Great West Life Recordkeeper, 8515 E. Orchard Rd., Attn.: 2T2, Englewood, Colorado 80111-5037;

   Blue Chip Growth Fund: T. Rowe Price Ret Plan Svcs Tr Blue Chip Growth Fund,
   Attn.: Asset Reconciliations, P.O. Box 17215, Baltimore, Maryland
   21297-1215**;

   ** T. Rowe Price Retirement Plan Services is a wholly owned subsidiary of T.
      Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services owns 38.67% of the outstanding shares of the fund. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are voted by various retirement plans and retirement participants.

   Blue Chip Growth, Growth & Income, Growth Stock, Mid-Cap Value***, New Era, and New Horizons Funds: Pirateline & Co., T. Rowe Price Associates, Attn.:
   Fund Accounting Dept., 100 East Pratt Street, Baltimore, Maryland 21202-1009;

   *** Pirateline & Co owns 51.72% of the outstanding shares of the fund through the Spectrum Fund. Shares of the fund held by the Spectrum Fund are echo voted by Spectrum Fund in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

   Capital Appreciation, Financial Services, Mid-Cap Growth, New Era, Science & Technology, Small-Cap Stock, and Value Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Funds Dept., 101 Montgomery St., San Francisco, California 94104-4122;

   Growth & Income and Science & Technology Funds: Manulife Financial USA, 200 Bloor St. East 7E Floor, Toronto, Ontario Canada M4WIE5, Attn.: Rosie Chuck, SRS Accounting.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provide the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All Funds except Equity Index 500, Extended Equity Market Index, Total Equity Market Index, and Institutional Mid-Cap Equity Growth Funds

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:


         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
         ------------------------------------------------------------------------------
         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
         ------------------------------------------------------------------------------
         0.420%  Next $1 billion   0.340%  Next $5           0.300%  Next $40 billion
                                           billion
         ------------------------------------------------------------------------------
         0.390%  Next $1 billion   0.330%  Next $10 billion  0.      Thereafter
                                                             295
                                                             %
         ------------------------------------------------------------------------------
         0.370%  Next $1 billion   0.320%  Next $10 billion






   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

Balanced Fund                         0.15%
Blue Chip Growth Fund                 0.30%
Capital Appreciation Fund             0.30%
Capital Opportunity Fund              0.35%
Developing Technologies Fund          0.60%
Diversified Small-Cap Growth Fund     0.35%
Dividend Growth Fund                  0.20%
Equity Income Fund                    0.25%
Financial Services Fund               0.35%
Global Technology Fund                0.45%
Growth & Income Fund                  0.25%
Growth Stock Fund                     0.25%
Health Sciences Fund                  0.35%
Media & Telecommunications Fund       0.35%
Mid-Cap Growth Fund                   0.35%
Mid-Cap Value Fund                    0.35%
New America Growth Fund               0.35%
New Era Fund                          0.25%
New Horizons Fund                     0.35%
Real Estate Fund                      0.30%
Science & Technology Fund             0.35%
Small-Cap Stock Fund                  0.45%
Small-Cap Value Fund                  0.35%
Value Fund                            0.35%

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

                       Fund                               2000            1999             1998
                       ----                               ----            ----             ----
Balanced                                              $ 9,675,000     $ 9,154,000      $ 6,809,000
Blue Chip Growth*                                      45,037,000      34,536,000       19,869,000
Capital Appreciation                                    4,963,000       5,793,000        3,939,000
Capital Opportunity                                       686,000         763,000          991,000
Developing Technologies                                       (b)             (a)              (a)
Diversified Small-Cap Growth                              679,000         292,000          325,000
Dividend Growth                                         4,010,000       6,522,000        5,482,000
Equity Income*                                         58,470,000      75,676,000       77,394,000
Equity Index 500                                        6,234,000       8,301,000        4,169,000
Extended Equity Market Index**                            354,000         131,000           50,000
Financial Services                                      1,388,000       1,266,000        1,582,000
Global Technology                                         274,000             (a)              (a)
Growth & Income                                        18,013,000      20,605,000       20,258,000
Growth Stock                                           33,072,000      29,222,000       25,573,000
Health Sciences                                         4,403,000       2,038,000        1,926,000
Institutional Large-Cap Growth                                (a)             (a)              (a)
Institutional Large-Cap Value                                 (b)             (a)              (a)
Institutional Mid-Cap Equity Growth                     1,896,000       1,238,000          633,000
Institutional Small-Cap Stock                             432,000             (a)              (a)
Media & Telecommunications                              7,174,000       3,144,000        1,301,000
Mid-Cap Growth*                                        39,493,000      27,412,000       16,692,000
Mid-Cap Value                                           1,495,000       1,427,000        1,596,000
New America Growth                                     11,988,000      13,511,000       12,703,000
New Era                                                 6,223,000       6,131,000        7,211,000
New Horizons                                           45,642,000      33,020,000       33,743,000
Real Estate                                               589,000             (b)              (b)
Science & Technology*                                  89,979,000      47,361,000       24,865,000
Small-Cap Stock*                                       15,623,000      10,276,000        7,791,000
Small-Cap Value*                                        8,294,000       9,213,000       13,021,000
Total Equity Market Index**                               863,000         512,000          111,000
Value*                                                  5,644,000       5,699,000        5,176,000
-----------------------------------------------------------------------------------------------------

  (a) Prior to commencement of operations.

  (b) Due to the fund's expense limitation in effect at that time, no management fees were paid by the fund to T. Rowe Price.

  * The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

  ** All-inclusive fee including Investment Management Fees and
     Administrative Expenses.

   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.


                                                 Expense       Reimbursement
         Fund             Limitation Period      -------       -------------
         ----             -----------------       Ratio            Date
------------------------------------------------  -----            ----
                                                Limitation
                                                ----------
                                                -------------------------------
Blue Chip Growth        March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Developing              August 31, 2000 -
Technologies            December 31, 2002         1.50%     December 31, 2004
Diversified Small-Cap   January 1, 1999 -
Growth(a)               December 31, 2000                   December 31, 2002
Equity Income           March 31,
Fund-Advisor Class      2000-December 31, 2001              December 31, 2003
                        January 1, 2001 -
Equity Index 500(b)(c)  December 31, 2002                   December 31, 2004
                        September 30, 1996 -
Financial Services      December 31, 1998                   December 31, 2000
                        September 29, 2000 -
Global Technology       December 31, 2002         1.50%     December 31, 2004
Institutional           October 31, 2001 -
Large-Cap Growth        December 31, 2002                   December 31, 2004
Institutional           March 31, 2000 -
Large-Cap Value         December 31, 2001                   December 31, 2003
Institutional           March 31, 2000 -
Small-Cap Stock         December 31, 2001                   December 31, 2003
Mid-Cap Growth          March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
                        January 1, 2000 -
Real Estate(d)          December 31, 2001                   December 31, 2003
Science & Technology    March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Small-Cap Stock         March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Small-Cap Value         March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Value Fund-Advisor      March 31, 2000 -                    December 31, 2003
Class                   December 31, 2001
-------------------------------------------------------------------------------




 (a) The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired December 31, 1998. The reimbursement period for this limitation extended through December 31, 2000.

 (b) The Equity Index 500 Fund previously operated under a 0.40% limitation that expired December 31, 1999. The reimbursement period for this limitation extends through December 31, 2001.

 (c) The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2000. The reimbursement period for this limitation extends through December 31, 2002.

 (d) The Real Estate Fund previously operated under a 1.00% limitation that expired December 31, 1999. The reimbursement period for this limitation extends through December 31, 2001.

   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Diversified Small-Cap Growth Fund's previous expense limitation, $66,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended December 31, 2000. Additionally, $114,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2002.

   Pursuant to the Equity Index 500 Fund's previous expense limitation, $681,000 of management fees were not accrued by the fund for the year ended December 31, 2000. Additionally, $1,272,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2001, and $681,000 through December 31, 2002.

   Pursuant to the Real Estate Fund's current expense limitation, $144,000 of management fees were not accrued by the fund for the year ended December 31, 2000. Additionally, $488,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2001, and $144,000 through December 31, 2003.

   Pursuant to the Value Fund-Advisor Class's current expense limitation, $51 of other fund expenses were borne by the manager for the period ended December 31, 2000.

   Pursuant to the Developing Technologies Fund's current expense limitation, $43,000 of management fees were not accrued by the fund for the period ended December 31, 2000, and $34,000 of other fund expenses were borne by the manager. Additionally, $77,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2004.

   Pursuant to the Institutional Large-Cap Value Fund's current expense limitation, $9,000 of management fees were not accrued by the fund for the period ended December 31, 2000, and $68,000 of other fund expenses were borne by the manager.

   Pursuant to the Institutional Small-Cap Stock Fund's current expense limitation, $76,000 of management fees were not accrued by the fund for the period ended December 31, 2000.


                                 Management Fee

   Equity Index 500 Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.15% of the average daily net asset value of the fund.

   Extended Equity Market Index and Total Equity Market Index Funds

   The Management Agreement between each fund and T. Rowe Price provides that each fund pays T. Rowe Price an annual all-inclusive fee of 0.40%. The agreement also provides that T. Rowe Price will pay all expenses of each fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale or lending of the fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price

   Institutional Large-Cap Growth Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.55% of the average daily net asset value of the fund.

   Institutional Large-Cap Value Fund

   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.55% of the average daily net asset value of the fund.

   Institutional Small-Cap Stock Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.65% of the average daily net asset value of the fund.

   Institutional Mid-Cap Equity Growth Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the fund.

   Blue Chip Growth, Equity Income, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds

   T. Rowe Price Spectrum Fund, Inc.
   The funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with such fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   Each Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended December 31, 2000, to T. Rowe Price and its affiliates.

                               Transfer Agent and    Retirement     Accounting
            Fund              Shareholder Services  Subaccounting    Services
            ----              --------------------    Services       --------
                                                      --------
Balanced                           $  801,000        $ 4,699,000     $ 85,000
Blue Chip Growth                    5,763,000         11,211,000       75,000
Blue Chip Growth
Fund-Advisor Class                        (b)                 --          (b)
Capital Appreciation                  666,000            875,000       64,000
Capital Opportunity                   233,000             27,000       64,000
Developing Technologies                 6,000           --             21,000
Diversified Small-Cap Growth          238,000              2,000       64,000
Dividend Growth                     1,165,000            427,000       64,000
Equity Income                       7,734,000          9,826,000       95,000
Equity Income Fund-Advisor
Class                                     (b)                 --          (b)
Equity Index 500                    3,448,000          4,521,000       65,000
Extended Equity Market Index          169,000             46,000       64,000
Financial Services                    391,000             11,000       64,000
Global Technology                      52,000           --             21,000
Growth & Income                     2,493,000          2,451,000       84,000
Growth Stock                        3,098,000          4,622,000      104,000
Health Sciences                     1,234,000            120,000       64,000
Institutional Large-Cap
Growth                                    (a)                (a)          (a)
Institutional Large-Cap
Value                                     (b)                 --       48,000
Institutional Mid-Cap Equity
Growth                                  9,000                 --       64,000
Institutional Small-Cap
Stock                                     (b)                 --       48,000
Media & Telecommunications          1,758,000            244,000       64,000
Mid-Cap Growth                      3,286,000          4,780,000       75,000
Mid-Cap Growth Fund-Advisor
Class                                     (b)                 --          (b)
Mid-Cap Value                         490,000             19,000       64,000
New America Growth                  1,319,000          2,232,000       64,000
New Era                               978,000            232,000       64,000
New Horizons                        3,957,000          7,312,000       84,000
Real Estate                            96,000              3,000       64,000
Science & Technology                9,822,000          8,529,000       75,000
Science & Technology
Fund-Advisor Class                        (b)                 --        2,000
Small-Cap Stock                     1,239,000            896,000       95,000
Small-Cap Stock Fund-Advisor
Class                                     (b)                 --          (b)
Small-Cap Value                       994,000          1,194,000       75,000
Small-Cap Value Fund-Advisor
Class                                     (b)                 --          (b)
Total Equity Market Index             351,000             10,000       64,000
Value                                 952,000            498,000       75,000
Value Fund-Advisor Class                  (b)                 --          (b)
-------------------------------------------------------------------------------





 (a) Prior to commencement of operations.

 (b) Less than $1,000.

 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2000.

Balanced Fund                     $   95,507
Blue Chip Growth Fund                766,654
Capital Appreciation Fund             18,431
Capital Opportunity Fund               2,090
Dividend Growth Fund                  15,995
Equity Income Fund                 1,076,371
Equity Index 500 Fund                106,884
Financial Services Fund                7,730
Growth & Income Fund                 579,648
Growth Stock Fund                    138,292
Health Sciences Fund                  20,624
Media & Telecommunications Fund        6,322
Mid-Cap Growth Fund                1,275,695
Mid-Cap Value Fund                       944
New America Growth Fund              215,966
New Era Fund                          30,275
New Horizons Fund                  1,218,605
Science & Technology Fund          1,437,715
Small-Cap Stock Fund                 498,293
Small-Cap Value Fund                 114,221
Value Fund                            13,700



   Each Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above.

Blue Chip Growth Fund-Advisor Class       $    1,188
Equity Income Fund-Advisor Class                 384
Mid-Cap Growth Fund-Advisor Class              1,096
Science & Technology Fund-Advisor Class    1,221,808
Small-Cap Stock Fund-Advisor Class             3,524
Small-Cap Value Fund-Advisor Class               693
Value Fund-Advisor Class                          48

   Control of Investment Advisor
   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.


 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   Blue Chip Growth, Equity Income, Mid-Cap Growth, Science & Technology, Small-Cap Stock, Small-Cap Value, Value Advisor Classes


                   Distribution and Shareholder Services Plan

   The fund Directors/Trustees adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors/Trustees for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the

   Advisor Class's shareholders. The fund Directors/Trustees noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2002. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors/Trustees and (2) by a vote of the majority of the Rule 12b-1 Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors/Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors/Trustees or by a majority vote of the outstanding shares in the Advisor Class.

   The following payments for the period ended December 31, 2000 were made to third party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts and/or other administration services under the 12b-1 Plan.

Science & Technology Fund-Advisor Class   $1,094,000



   All Funds


 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund (other than Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed-Income Securities
   Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                                      Other

   For the years 2000, 1999, and 1998, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each fund, or, in some cases, to each fund, was as shown on the next page.

                               2000                1999                1998
         Fund           Commissions    %    Commissions    %    Commissions     %
         ----           -----------    -    -----------    -    -----------     -
Balanced                $   399,000  11.5%  $   720,000  10.6%  $1,050,595     4.6%
Blue Chip Growth          7,485,000  58.5     7,088,000  45.8    5,418,392    43.0
Capital Appreciation      1,305,000  32.5     1,142,000  38.4    1,630,383    45.7
Capital Opportunity         121,000  24.5       298,000  28.9      355,413    32.6
Developing
Technologies                 42,000   3.1             *     *            *       *
Diversified Small-Cap
Growth                      105,000   1.3        75,000   1.5       94,322     0.5
Dividend Growth           1,070,000  72.0     1,420,000  57.5    1,936,978    59.4
Equity Income             8,687,000  47.3     9,653,000  45.3    6,883,655    35.2
Equity Index 500            331,000   0.8       378,000     0      258,633     0.5
Extended Equity Market
Index                        51,000   0.0        27,000   0.4       27,382     0.2
Financial Services          348,000  56.3       507,000  20.1      756,976     2.0
Global Technology           362,000  15.9             *     *            *       *
Growth & Income           6,522,000  57.4     2,428,000  35.8    2,272,536    28.4
Growth Stock             10,878,000  41.3     8,923,000  42.5    8,459,575    42.0
Health Sciences           2,560,000  30.3       593,000  33.1      333,803    54.8
Institutional
Large-Cap Value               3,000  58.9             *     *            *       *
Institutional Mid-Cap
Equity Growth               547,000  25.1       654,000  34.7      255,381    29.4
Institutional
Small-Cap Stock             128,000  41.4             *     *            *       *
Media &
Telecommunications        3,517,000  36.5     2,041,000  12.9      740,649     9.1
Mid-Cap Growth            8,893,000  22.9    12,136,000  35.1    5,757,447    34.8
Mid-Cap Value               272,000  61.8       303,000  37.1      391,302    46.7
New America Growth        3,730,000  29.1     4,556,000  17.1    4,150,396    14.2
New Era                   2,352,000  32.5     2,122,000  52.3    1,871,968    57.9
New Horizons             13,876,000   3.8    12,816,000   4.2    8,448,650     5.0
Real Estate                  51,000  27.8        59,000  37.4      162,606    13.8
Science & Technology     13,388,000  39.5     9,172,000  33.9    4,348,665    31.3
Small-Cap Stock           2,214,000  38.4     2,851,000  26.6    1,829,514    20.7
Small-Cap Value             891,000  49.5       998,000  46.1    1,488,300    32.1
Total Equity Market
Index                        30,000   0.0        45,000     0       28,271     0.2
Value                     1,330,000  74.6     1,847,000  52.0    1,876,931    75.7
------------------------------------------------------------------------------------



 (*) Prior to commencement of operations.

   On December 31, 2000, the Balanced Fund held common stock of Goldman Sachs Group, UBS, Chase Manhattan, and Morgan Stanley Dean Witter, with values of $2,674,000, $5,251,000, $9,320,000, and $11,063,000, respectively. The fund also held bonds of Goldman Sachs Group, Lehman Brothers, Morgan

   Stanley, and UBS, with values of $4,181,000, $1,535,000, $3,986,000, and
   $1,021,000, respectively. On December 31, 1999, the fund held common stock of Goldman Sachs and Morgan Stanley, with values of $2,355,000 and $9,964,000, respectively. The fund also held bonds of Morgan Stanley, Lehman Brothers, and Paine Webber, with values of $3,853,000, $5,278,000, and $3,650,000, respectively. In 1998, J.P. Morgan and Lehman Brothers were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Blue Chip Growth Fund held common stock of Charles Schwab, Goldman Sachs Group, and Morgan Stanley Dean Witter, with values of $14,188,000, $22,457,000, and $64,985,000, respectively. On December 31,
   1999, the fund held common stock of Goldman Sachs, Bank America, and Morgan Stanley, with values of $11,425,000, $23,588,000, and $57,957,000, respectively. In 1998, Chase Manhattan and Morgan Stanley were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Equity Income Fund held common stock of J.P. Morgan with a value of $142,330,000. On December 31, 1999, the fund held common stock in J.P. Morgan, with a value of $126,625,000. In 1998, Bankers Trust, Chase Manhattan, J.P. Morgan, and Morgan Stanley were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Equity Index 500 Fund held common stock of Bank America, Chase Manhattan, Morgan Stanley Dean Witter, and J.P. Morgan, with values of $25,682,000, $20,472,000, $30,539,000, and $9,253,000,
   respectively. On December 31, 1999, the fund held common stock of Lehman Brothers, with a value of $4,130,000. In 1998, Bankers Trust, Citicorp, Chase Manhattan, J.P. Morgan, and Merrill Lynch were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Financial Services Fund held common stock of Goldman Sachs Group, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $12,373,000, $1,023,000, and $10,699,000, respectively. On December
   31, 1999, the fund held common stock of Goldman Sachs, with a value of $2,261,000. In 1998, Chase Manhattan, First Chicago NBD, Morgan Stanley, and Nations Bank Montgomery were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Growth and Income Fund held common stock of Bear Stearns, Bank of America, and Morgan Stanley Dean Witter, with values of $7,096,000, $12,845,000, and $33,285,000, respectively. On December 31, 1999, the fund held common stock of Bear Stearns and Morgan Stanley Dean Witter, with values of $22,156,000 and $28,550,000, respectively. In 1998, Chase Manhattan and Citicorp were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Growth Stock Fund held common stock of Morgan Stanley Dean Witter, with a value of $42,002,000. On December 31, 1999, the fund held common stock of Mellon Bank with a value of $19,703,000.

   On December 31, 2000, the Total Market Index Fund held common stock of Morgan Stanley Dean Witter, Goldman Sachs Group, Bank of America, J.P. Morgan, Chase Manhattan, Knight Trading Group, and Investment Technology Group, with values of $1,252,000, $214,000, $1,043,000, $381,000, $822,000, $22,000, and
   $17,000, respectively. On December 31, 1999, the fund held common stock of Goldman Sachs, Lehman Brothers, and Donaldson, Lufkin and Jenrette, with values of $151,000, $119,000, and $73,000, respectively.

   On December 31, 2000, the Extended Equity Market Index Fund held common stock of Goldman Sachs Group, Investment Technology Group, and Knight Trading Group, with values of $364,000, $38,000, and $46,000, respectively. On December 31, 1999, the fund held common stock of Donaldson, Lufkin & Jenrette, with a value of $68,000.

   On December 31, 2000, the Personal Strategy Balanced Portfolio held common stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $64,000 and $174,000, respectively. The fund held bonds in Goldman Sachs Group, Lehman Brothers Holdings, and Morgan Stanley Dean Witter, with values of $418,000, $258,000, and $211,000, respectively. On December 31, 1999, the fund held common stock of

   Goldman Sachs and Morgan Stanley, with values of $19,000 and $114,000, respectively. The fund also held bonds of Paine Webber, with a value of $730,000.

   On December 31, 1999, the Equity Income Portfolio held common stock of Goldman Sachs and Morgan Stanley, with values of $565,000 and $47,000, respectively.

   On December 31, 2000, the Value Fund held common stock of Bank of America, with a value of $8,028,000. On December 31, 1999, the fund held common stock of Bank of America, with a value of $7,528,000.

   On December 31, 2000, the Capital Opportunity Fund held common stock of FleetBoston Financial, Goldman Sachs Group, and Morgan Stanley Dean Witter, with values of $447,000, $332,000, and $699,000, respectively. On December 31, 1999, the fund held common stock of Bank of America and Morgan Stanley, with values of $703,000 and $879,000, respectively.

   On December 31, 1999, the Diversified Small-Cap Growth Fund held common stock of Investment Technology, with a value of $144,000.

   On December 31, 2000, the Dividend Growth Fund held common stock of Chase Manhattan and Morgan Stanley Dean Witter, with values of $3,181,000 and $3,566,000, respectively.

   On December 31, 2000, the New America Growth Portfolio held common stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $770,000 and $2,417,000, respectively.

   On December 31, 2000, the New America Growth Fund held common stocks of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $10,694,000 and $33,681,000, respectively.

   The portfolio turnover rate for each fund for the years ended 2000, 1999, and 1998, was as follows:

               Fund                     2000          1999           1998
               ----                     ----          ----           ----
Balanced                                 16.5%         20.7%          12.5%
Blue Chip Growth                         50.9          41.3           34.5
Capital Appreciation                     32.4          28.3           52.6
Capital Opportunity                      64.7         133.1           73.8
Developing Technologies(b)              232.6           (a)            (a)
Diversified Small-Cap Growth             66.0          49.4           39.8
Dividend Growth                          35.7          37.8           37.3
Equity Income                            21.9          21.8           22.6
Equity Index 500                          9.1           5.2            4.7
Extended Equity Market Index             30.5          23.4           26.3
Financial Services                       67.1          37.1           46.8
Global Technology                       123.6           (a)            (a)
Growth & Income(c)                       80.3          20.3           20.5
Growth Stock                             74.3          55.8           54.8
Health Sciences                         110.6          81.9           85.7
Institutional Large-Cap Growth            (a)           (a)            (a)
Institutional Large-Cap Value            58.4           (a)            (a)
Institutional Mid-Cap Equity Growth      67.5          55.4           52.8
Institutional Small-Cap Stock            15.8           (a)            (a)
Media & Telecommunications(b)           197.5          57.6           48.9
Mid-Cap Growth                           53.6          53.3           46.7
Mid-Cap Value                            31.9          26.8           32.0
New America Growth(d)                    81.4          39.7           45.6
New Era                                  28.5          32.5           23.1
New Horizons                             47.2          44.7           41.2
Real Estate                              19.0          26.9           56.8
Science & Technology                    134.1         128.0          108.9
Small-Cap Stock                          32.8          42.3           25.9
Small-Cap Value                          14.4           7.3           17.3
Total Equity Market Index                 7.6           3.2            1.9
Value                                    55.9          67.8           72.1
-------------------------------------------------------------------------------

    (a) Prior to commencement of operations.

    (b) The funds' high portfolio turnover was due to extreme volatility in the companies in which the funds invest.

    (c) The increase in the funds' portfolio turnover rate from 1999 to 2000 was the result of the fund's new portfolio manager emphasizing a greater balance between growth and value stocks and significant market volatility.

    (d) The increase in the fund's portfolio turnover rate from 1999 to 2000 was primarily the result of the fund's decision effective May 1, 2000 to adopt a broader investment focus and invest in companies believed to be in the fastest growing sectors of the economy. This involved selling some existing holdings and replacing them with other ones.

   All Funds


 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors/Trustees.

   All Funds


 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's capital gain distributions, final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index 500, Growth & Income, Mid-Cap Value, and Real Estate Funds) and annual dividend (other funds), if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   A portion of the dividends paid by the fund may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from the fund is never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends) and the fund may qualify for the 70% deduction for dividends received by corporations.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   To the extent the fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.

   All Funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                           1 Yr.     5 Yrs.   10 Yrs.    % Since     Inception
          Fund             -----     ------   -------    -------     ---------
          ----             Ended     Ended     Ended    Inception      Date
                           -----     -----     -----    ---------      ----
                          12/31/00  12/31/00  12/31/00   12/31/00
                          --------  --------  --------   --------
Balanced                    2.09%    77.93%   224.11%   44,449.99%   12/31/39
Blue Chip Growth           -2.53    145.58     --          290.27    06/30/93
Blue Chip Growth
Fund-Advisor Class         --        --        --           -8.15    03/31/00
Capital Appreciation       22.17     87.81    267.48       512.71    06/30/86
Capital Opportunity        -6.32     62.08     --          147.67    11/30/94
Developing Technologies    --        --        --          -27.89    08/31/00
Diversified Small-Cap
Growth                     -8.29     --        --           29.92    06/30/97
Dividend Growth            10.06    101.69     --          224.16    12/30/92
Equity Income              13.12     98.96    355.40       789.60    10/31/85
Equity Income
Fund-Advisor Class         --        --        --           16.62    03/31/00
Equity Index 500           -9.30    128.80    380.42       381.92    03/30/90
Extended Equity Market
Index                     -15.58     --        --           26.77    01/30/98
Financial Services         36.76     --        --          148.84    09/30/96
Global Technology          --        --        --          -25.70    09/29/00
Growth & Income             8.97     93.00    332.32       890.02    12/21/82
Growth Stock                0.27    140.37    420.49    33,476.77    04/11/50
Health Sciences            52.19    204.37     --          204.37    12/29/95
Institutional Large-Cap
Value                      --        --        --           15.57    03/31/00
Institutional Mid-Cap
Equity Growth               7.86     --        --          125.24    07/31/96
Institutional Small-Cap
Stock                      --        --        --            7.03    03/31/00
Media &
Telecommunications(a)     -25.11    154.69     --          252.30    10/13/93
Mid-Cap Growth              7.43    139.64     --          432.59    06/30/92
Mid-Cap Growth
Fund-Advisor Class         --        --        --           -2.22    03/31/00
Mid-Cap Value              22.75     --        --           90.46    06/28/96
New America Growth        -10.53     72.84    382.59       752.74    09/30/85
New Era                    20.37     81.29    211.03     2,526.11    01/20/69
New Horizons               -1.86     77.53    468.74    10,106.07    06/03/60
Real Estate                31.92     --        --           19.61    10/31/97
Science & Technology      -34.19    118.76    831.03     1,079.85    09/30/87
Science & Technology
Fund-Advisor Class         --        --        --          -41.06    03/31/00
Small-Cap Stock            16.49    101.08    403.52    38,818.08    06/01/56
Small-Cap Stock
Fund-Advisor Class         --        --        --            6.79    03/31/00
Small-Cap Value            19.77     69.08    331.09       334.43    06/30/88
Small-Cap Value
Fund-Advisor Class         --        --        --           15.77    03/31/00
Total Equity Market
Index                     -10.33     --        --           36.15    01/30/98
Value                      15.75    124.23     --          223.32    09/30/94
Value Fund-Advisor Class   --        --        --           15.11    03/31/00
-------------------------------------------------------------------------------



 (a) The 5-year and inception figures are based partly on the fund's performance as a closed-end investment company traded on the New York Stock Exchange until July 28, 1997, when it was converted to an open-end mutual fund.

                   Average Annual Compound Rates of Return
                            1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
          Fund              -----     ------   -------    -------    ---------
          ----              Ended     Ended     Ended    Inception     Date
                            -----     -----     -----    ---------     ----
                           12/31/00  12/31/00  12/31/00  12/31/00
                           --------  --------  --------  --------
Balanced                     2.09%    12.22%    12.48%     10.52%    12/31/39
Blue Chip Growth            -2.53     19.68     --         19.90     06/30/93
Blue Chip Growth
Fund-Advisor Class          --        --        --         -8.15     03/31/00
Capital Appreciation        22.17     13.43     13.90      13.31     06/30/86
Capital Opportunity         -6.32     10.14     --         16.07     11/30/94
Developing Technologies     --        --        --        -27.89     08/31/00
Diversified Small-Cap
Growth                      -8.29     --        --          7.76     06/30/97
Dividend Growth             10.06     15.06     --         15.83     12/30/92
Equity Income               13.12     14.75     16.37      15.50     10/31/85
Equity Income
Fund-Advisor Class          --        --        --         16.62     03/31/00
Equity Index 500            -9.30     18.00     16.99      15.74     03/30/90
Extended Equity Market
Index                      -15.58     --        --          8.47     01/30/98
Financial Services          36.76     --        --         23.92     09/30/96
Global Technology           --        --        --        -25.70     09/29/00
Growth & Income              8.97     14.05     15.77      13.56     12/21/82
Growth Stock                 0.27     19.17     17.93      12.15     04/11/50
Health Sciences             52.19     24.93     --         24.90     12/29/95
Institutional Large-Cap
Value                       --        --        --         15.57     03/31/00
Institutional Mid-Cap
Equity Growth                7.86     --        --         20.18     07/31/96
Institutional Small-Cap
Stock                       --        --        --          7.03     03/31/00
Media &
Telecommunications(a)      -25.11     20.56     --         19.07     10/13/93
Mid-Cap Growth               7.43     19.10     --         21.74     06/30/92
Mid-Cap Growth
Fund-Advisor Class          --        --        --         -2.22     03/31/00
Mid-Cap Value               22.75     --        --         15.35     06/28/96
New America Growth         -10.53     11.57     17.05      15.09     09/30/85
New Era                     20.37     12.64     12.02      10.77     01/20/69
New Horizons                -1.86     12.16     18.98      12.07     06/03/60
Real Estate                 31.92     --        --          5.82     10/31/97
Science & Technology       -34.19     16.95     25.00      20.47     09/30/87
Science & Technology
Fund-Advisor Class          --        --        --        -41.06     03/31/00
Small-Cap Stock             16.49     14.99     17.54      14.31     06/01/56
Small-Cap Stock
Fund-Advisor Class          --        --        --          6.79     03/31/00
Small-Cap Value             19.77     11.08     15.73      12.47     06/30/88
Small-Cap Value
Fund-Advisor Class          --        --        --         15.77     03/31/00
Total Equity Market Index  -10.33     --        --         11.15     01/30/98
Value                       15.75     17.53     --         20.65     09/30/94
Value Fund-Advisor Class    --        --        --         15.11     03/31/00
-------------------------------------------------------------------------------


 (a) The 5-year and inception figures are based partly on the fund's performance as a closed-end investment company traded on the New York Stock Exchange until July 28, 1997, when it was converted to an open-end mutual fund.

                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firm's ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.

                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   Balanced Fund

   On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

   On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

   Small-Cap Stock Fund

   Effective May 1, 1997, the fund's name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

   Equity Index 500 Fund

   Effective January 30, 1998, the fund's name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

   All Funds except Capital Appreciation, Equity Income and New America Growth Funds


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.

   Capital Appreciation, Equity Income, and New America Growth Funds


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   For tax and business reasons, the funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

   All Funds


 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.


   The financial statements of the funds listed below for the period ended December 31, 2000, and the report of independent accountants are included in each fund's Annual Report for the period ended December 31, 2000. A copy of each Annual and Semiannual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the period ended December 31, 2000, and the unaudited Semiannual Report for the six months ended June 30, 2001, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:
                                CAPITAL       FINANCIAL  NEW AMERICA  NEW ERA
                                APPRECIATION  SERVICES   GROWTH       -------
                                ------------  --------   ------
Financial Highlights                 13          11          11          9
Statement of Net Assets,
December 31, 2000                  14-20        12-14       12-16       10-15
Statement of Operations, year
ended
December 31, 2000                    21          15          17          16
Statement of Changes in Net
Assets, years ended December
31, 2000 and
December 31, 1999                    22          16          18          17
Notes to Financial Statements,
December 31, 2000                  23-26        17-19       19-21       18-21
Report of Independent
Accountants                          27          20          22          22

                                    DIVIDEND  GROWTH   BLUE CHIP  CAPITAL
                                    GROWTH    STOCK    GROWTH     OPPORTUNITY
                                    ------    -----    ------     -----------
Financial Highlights                   9         9        12           9
Statement of Net Assets, December
31, 2000                             10-17     10-16     13-19        10-22
Statement of Operations, year
ended
December 31, 2000                      18       17        20           23
Statement of Changes in Net
Assets, years ended
December 31, 2000 and December 31,
1999                                   19       18        21           24
Notes to Financial Statements,
December 31, 2000                    20-22     19-22     22-26        25-28
Report of Independent Accountants      23       23        27           29




                                              MID-CAP  REAL    INSTITUTIONAL
                                     VALUE    VALUE    ESTATE  MID-CAP EQUITY
                                     -----    -----    ------  GROWTH
                                                               ------
Financial Highlights                    8       10       8           6
Statement of Net Assets, December
31, 2000                              9-15     11-18    9-11         7-9
Statement of Operations, year ended
December 31, 2000                      16       19       12           10
Statement of Changes in Net Assets,
years ended
December 31, 2000 and December 31,
1999                                  17-18     20       13           11
Notes to Financial Statements,
December 31, 2000                     19-22    21-24   14-16        12-13
Report of Independent Accountants      23       25       17           14




                           DIVERSIFIED   EXTENDED      TOTAL EQUITY  HEALTH
                           SMALL-CAP     EQUITY        MARKET INDEX  SCIENCES
                           GROWTH        MARKET INDEX  ------------  --------
                           ------        ------------
Financial Highlights            9             2             2           10
Statement of Net Assets,
December 31, 2000             10-23          3-83          3-61        11-16
Statement of Operations,
year ended
December 31, 2000               24            84            62           17
Statement of Changes in
Net Assets, years ended
December 31, 2000 and
December 31, 1999               25            85            63           18
Notes to Financial
Statements,
December 31, 2000             26-29         86-88         64-66        19-22
Report of Independent
Accountants                     30            89            67           23

                                                  GROWTH
                                                  & INCOME
                                                  --------
Financial Highlights                                  10
Statement of Net Assets, December 31, 2000           11-18
Statement of Operations, year ended
December 31, 2000                                      19
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999                20
Notes to Financial Statements, December 31, 2000     20-24
Report of Independent Accountants                      25




                                                         GLOBAL
                                                         TECHNOLOGY
                                                         ----------
Financial Highlights                                          8
Statement of Net Assets, December 31, 2000                   9-13
Statement of Operations, September 29, 2000
(commencement of operations) to December 31, 2000             14
Statement of Changes in Net Assets, September 29, 2000
(commencement of operations) to December 31, 2000             15
Notes to Financial Statements, December 31, 2000             16-19
Report of Independent Accountants                            20



                                                      DEVELOPING
                                                      TECHNOLOGIES
                                                      ------------
Financial Highlights                                       9
Statement of Net Assets, December 31, 2000                10-13
Statement of Operations, August 31, 2000
(commencement of operations) to December 31, 2000           14
Statement of Changes in Net Assets, August 31, 2000
(commencement of operations) to December 31, 2000           15
Notes to Financial Statements, December 31, 2000          16-19
Report of Independent Accountants                          20



                                        BALANCED  NEW       EQUITY   MID-CAP
                                        --------  HORIZONS  INCOME   GROWTH
                                                  --------  ------   ------
Financial Highlights                       9         11        8        11
Portfolio of Investments, December 31,
2000                                     10-36     12-22     9-15      12-18
Statement of Assets and Liabilities,
December 31, 2000                          37        23       16         19
Statement of Operations, year ended
December 31, 2000                          38        24       17         20
Statement of Changes in Net Assets,
years ended
December 31, 2000 and December 31,
1999                                       39        25      18-19     21-22
Notes to Financial Statements,
December 31, 2000                        40-43     26-29     20-23     23-26
Report of Independent Accountants          44        30       24         27

                                            SMALL-CAP  MEDIA &     SCIENCE &
                                            STOCK      TELECOMMU-  TECHNOLOGY
                                            -----      NICATIONS   ----------
                                                       ---------
Financial Highlights                            9          9           10
Portfolio of Investments, December 31,
2000                                          10-20      10-12        11-14
Statement of Assets and Liabilities,
December 31, 2000                              21          13           15
Statement of Operations, year ended
December 31, 2000                              22          14           16
Statement of Changes in Net Assets, years
ended
December 31, 2000 and December 31, 1999        23          15           17
Notes to Financial Statements, December
31, 2000                                      24-27      16-18        18-21
Report of Independent Accountants              28          19           22




                                                        EQUITY     SMALL-CAP
                                                        INDEX 500  VALUE
                                                        ---------  -----
Financial Highlights                                        2          8
Portfolio of Investments, December 31, 2000               3-22        9-18
Statement of Assets and Liabilities, December 31, 2000     23          19
Statement of Operations, year ended December 31, 2000      24          20
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999                    25         21-22
Notes to Financial Statements, December 31, 2000          26-29       23-26
Report of Independent Accountants                          30          27




                                             INSTITUTIONAL    INSTITUTIONAL
                                             LARGE-CAP VALUE  SMALL-CAP STOCK
                                             ---------------  ---------------
Financial Highlights                                5                5
Statement of Net Assets, December 31, 2000         6-8              6-10
Statement of Operations, March 31, 2000
(commencement of operations) to December
31, 2000                                            9                11
Statement of Changes in Net Assets, March
31, 2000 (commencement of operations) to
December 31, 2000                                  10                12
Notes to Financial Statements, December 31,
2000                                              11-12             13-14
Report of Independent Accountants                  13               15



                                           BLUE CHIP GROWTH     VALUE FUND--
                                           FUND--ADVISOR CLASS  ADVISOR CLASS
                                           -------------------  -------------
Financial Highlights                               12                 8
Statement of Net Assets, December 31,
2000                                              13-19              9-15
Statement of Operations, year ended
December 31, 2000                                  20                 16
Statement of Changes in Net Assets, years
ended December 31, 2000 and December 31,
1999                                               21                17-18
Notes to Financial Statements, December
31, 2000                                          22-26              19-22
Report of Independent Accountants                  27                23

                                                 MID-CAP        SMALL-CAP STOCK
                                                 GROWTH FUND--  FUND--
                                                 ADVISOR CLASS  ADVISOR CLASS
                                                 -------------  -------------
Financial Highlights                                  11              9
Portfolio of Investments, December 31, 2000          12-18           10-20
Statement of Assets and Liabilities, December
31, 2000                                              19              21
Statement of Operations, year ended December
31, 2000                                              20              22
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999              21-22            23
Notes to Financial Statements, December 31,
2000                                                 23-26           24-27
Report of Independent Accountants                     27              28



                                             EQUITY INCOME   SMALL-CAP VALUE
                                             FUND--ADVISOR   FUND--ADVISOR
                                             CLASS           CLASS
                                             -----           -----
Financial Highlights                               8                8
Portfolio of Investments, December 31, 2000       9-15              9-18
Statement of Assets and Liabilities,
December 31, 2000                                  16                19
Statement of Operations, year ended
December 31, 2000                                  17                20
Statement of Changes in Net Assets, years
ended December 31, 2000 and December 31,
1999                                             18-19             21-22
Notes to Financial Statements, December 31,
2000                                             20-23             23-26
Report of Independent Accountants                  24                27


                                                        SCIENCE &
                                                        TECHNOLOGY
                                                        FUND--ADVISOR
                                                        CLASS
                                                        -----
Financial Highlights                                          10
Portfolio of Investments, December 31, 2000                  11-14
Statement of Assets and Liabilities, December 31, 2000         15
Statement of Operations, year ended December 31, 2000          16
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999                        17
Notes to Financial Statements, December 31, 2000             18-21
Report of Independent Accountants                              22

                   UNAUDITED SEMIANNUAL REPORT REFERENCES:
                                 CAPITAL      FINANCIAL  NEW AMERICA  MID-CAP
                                 OPPORTUNITY  SERVICES   GROWTH       GROWTH
                                 -----------  --------   ------       ------

Financial Highlights                                         11
Statement of Net Assets, June
30, 2001                                                    12-16
Statement of Operations, 6
months ended
June 30, 2001                                                17
Statement of Changes in Net
Assets, 6 months ended June 30,
2001, and year ended December
31, 2000                                                     18
Notes to Financial Statements,
June 30, 2001                                               19-21





                                   DIVIDEND  BLUE CHIP  MEDIA &
                                   GROWTH    GROWTH     TELECOMMUNI-  NEW ERA
                                   ------    ------     CATIONS       -------
                                                        -------
Financial Highlights                  10        10           9           9
Statement of Net Assets, June 30,
2001                                11-18      11-17       10-12       10-14
Statement of Operations, 6 months
ended
June 30, 2001                         19        18           13         15
Statement of Changes in Net
Assets, 6 months ended June 30,
2001, and year ended December 31,               19
2000                                  20        -20          14         16
Notes to Financial Statements,
June 30, 2001                       21-23      21-24       15-17       17-19





                                       GROWTH    VALUE    MID-CAP   REAL ESTATE
                                       & INCOME  -----    VALUE          ------
                                       --------           -----

Financial Highlights                                7                   9
Statement of Net Assets, June 30,
2001                                              8-14                10-12
Statement of Operations, 6 months
ended
June 30, 2001                                      15                  13
Statement of Changes in Net Assets, 6
months ended June 30, 2001, and year
ended December 31, 2000                           16-17                14
Notes to Financial Statements, June
30, 2001                                          18-20               15-17

                        INSTITUTIONAL   DIVERSIFIED  EXTENDED       TOTAL EQUITY
                        MID-CAP EQUITY  SMALL-CAP    EQUITY MARKET  MARKET INDEX
                        GROWTH          GROWTH       INDEX          ------------
                        ------          ------       -----

Financial Highlights                         9
Statement of Net
Assets, June 30, 2001                      10-24
Statement of
Operations, 6 months
ended June 30, 2001                         25
Statement of Changes
in Net Assets, 6
months ended June 30,
2001, and year ended
December 31, 2000                           26
Notes to Financial
Statements, June 30,
2001                                       27-29





                                 HEALTH    VALUE FUND-    EQUITY     BALANCED
                                 SCIENCES  ADVISOR CLASS  INDEX 500  --------
                                 --------  -------------  ---------

Financial Highlights                             7
Statement of Net Assets, June
30, 2001                                       8-14
Statement of Operations, 6
months ended June 30, 2001                      15
Statement of Changes in Net
Assets, 6 months ended June 30,
2001, and year ended December
31, 2000                                       16-17
Notes to Financial Statements,
June 30, 2001                                  18-20





                                  INSTITUTIONAL  INSTITUTIONAL  BLUE CHIP
                                  LARGE-CAP      SMALL-CAP      GROWTH FUND-
                                  VALUE          VALUE          ADVISOR CLASS
                                  -----          -----          -------------

Financial Highlights
Statement of Net Assets, June
30, 2001
Statement of Operations, 6
months ended June 30, 2001
Statement of Changes in Net
Assets, 6 months ended June 30,
2001, and year ended December
31, 2000
Notes to Financial Statements,
June 30, 2001

                                MID-CAP        SMALL-CAP      SMALL-CAP VALUE
                                GROWTH FUND-   STOCK FUND-    FUND-ADVISOR
                                ADVISOR CLASS  ADVISOR CLASS  CLASS
                                -------------  -------------  -----

Financial Highlights
Statement of Net Assets, June
30, 2001
Statement of Operations, 6
months ended June 30, 2001
Statement of Changes in Net
Assets, 6 months ended June
30, 2001, and year ended
December 31, 2000
Notes to Financial Statements,
June 30, 2001



                                                              GLOBAL
                                                              TECHNOLOGY
                                                              ----------
Financial Highlights                                                9
Statement of Net Assets, June 30, 2001                             10-15
Statement of Operations, 6 months ended June 30, 2001               16
Statement of Changes in Net Assets, 6 months ended June 30,
2001, and September 20, 2000 (commencement of operations) to
December 31, 2000                                                   17
Notes to Financial Statements, June 30, 2001                       18-20





                                                              DEVELOPING
                                                              TECHNOLOGY
                                                              ----------
Financial Highlights                                                8
Statement of Net Assets, June 30, 2001                             9-12
Statement of Operations, 6 months ended June 30, 2001               13
Statement of Changes in Net Assets, 6 months ended June 30,
2001, and August 31, 2000 (commencement of operations) to
December 31, 2000                                                   14
Notes to Financial Statements, June 30, 2001                       15-18






                              CAPITAL       SMALL-CAP  SMALL-CAP  SCIENCE &
                              APPRECIATION  STOCK      VALUE      TECHNOLOGY
                              ------------  -----      -----      ----------
Financial Highlights               11           9          8           9
Portfolio of Investments,
June 30, 2001                    12-18        10-21      9-19        10-13
Statement of Assets and
Liabilities, 6 months ended
June 30, 2001                      19          22         20          14
Statement of Operations, 6
months ended June 30, 2001         20          23         21          15
Statement of Changes in Net
Assets, 6 months ended June
30, 2001, and year ended
December 31, 2000                  21         24-25      22-23       16-17
Notes to Financial
Statements, June 30, 2001        22-25        26-29      24-27       18-21

                                    EQUITY INCOME  GROWTH STOCK  NEW HORIZONS
                                    -------------  ------------  ------------
Financial Highlights                      8             9             10
Portfolio of Investments, June 30,
2001                                    9-16          10-16         11-21
Statement of Assets and
Liabilities, 6 months ended June
30, 2001                                 17             17            22
Statement of Operations, 6 months
ended June 30, 2001                      18             18            23
Statement of Changes in Net
Assets, 6 months ended June 30,
2001, and year ended December 31,
2000                                    19-20           19            24
Notes to Financial Statements,
June 30, 2001                           21-24         20-23         25-27






                                                EQUITY INCOME  SCIENCE &
                                                FUND--ADVISOR  TECHNOLOGY
                                                CLASS          FUND--ADVISOR
                                                -----          CLASS
                                                               -----
Financial Highlights                                  8              9
Portfolio of Investments, June 30, 2001             9-16           10-13
Statement of Assets and Liabilities, 6 months
ended June 30, 2001                                  17             14
Statement of Operations, 6 months ended June
30, 2001                                             18             15
Statement of Changes in Net Assets, 6 months
ended June 30, 2001, and year ended December
31, 2000                                            19-20          16-17
Notes to Financial Statements, June 30, 2001        21-24          18-21





 RATINGS OF CORPORATE DEBT SECURITIES

 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.